EXHIBIT 10.2



                                ESCROW AGREEMENT



                  THIS ESCROW AGREEMENT (the "ESCROW AGREEMENT"), is entered into as of _______________, 2002, by and among Pashleth Investments Ltd., a company formed under the laws of British Columbia, Canada, acting as the agent (the "SUBSCRIPTION AGENT") of a publicly traded company (the "COMPANY"), ______________________, an individual residing at __________________________
(the "SUBSCRIBER") and Akin, Gump, Strauss, Hauer & Feld, L.L.P. (the "ESCROW AGENT"). The Subscription Agent and the Subscriber are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subscription Agreement (defined below).

                                    RECITALS

                  WHEREAS, the Subscription Agent and the Subscriber have entered into a Subscription Agreement of even date herewith (the "SUBSCRIPTION AGREEMENT") for the purchase by the Subscriber of the Shares;

                  WHEREAS, pursuant to Section 1.2 of the Subscription Agreement, the Subscriber is required to deliver the Aggregate Purchase Price for the Shares (the "ESCROWED FUNDS") to the Escrow Agent, to be held and distributed by the Escrow Agent in accordance with the terms of this Escrow Agreement;

                  WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties and the Escrow Agent hereby agree as follows:

1.       DEPOSIT AND RELEASE OF ESCROWED DOCUMENTS

       1.1. RECEIPT OF TOTAL PURCHASE PRICE AND SECURITIES. On the terms and subject to the conditions of this Escrow Agreement, the Escrow Agent agrees to receive, deposit and hold the funds representing payment of the Aggregate Purchase Price (the "PAYMENT") in a non interest-bearing account (the "ESCROW ACCOUNT") upon delivery thereof by the Subscriber to the Escrow Agent. The date that a Payment is received into escrow is referred to herein as a "PAYMENT DATE". The Subscription Agent shall instruct the Subscriber to remit the Payment in the form of a check (which check must be certified if remitted during the five (5) Business Days prior to the Closing Date) or wire transfers to the Escrow Agent for receipt by the Escrow Agent at least two (2) Business Days before the Closing Date. All such checks and wire transfers forwarded to the Escrow Agent shall be accompanied by information identifying the Subscriber and the Subscriber's social security or tax identification number and address. Wire transfers of Payment to the Escrow Account shall be made in U.S. federal funds transferred as follows:

                  Transfer to:      The Chase Manhattan Private Bank
                                    1211 Avenue of the Americas, 37th Floor
                                    New York, NY 10036

                  Account Name:     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  Account no.:      967-087457
                  ABA Number:       021000021

       1.2. RELEASE OF ESCROW FUNDS AND DELIVERY OF SECURITIES.

       (a) In the event that Subscriber exercises its right to revoke the subscription pursuant to Section 2.1(a) of the Subscription Agreement, the Subscription Agent shall provide the Escrow Agent with written notice of such revocation (the "REVOCATION NOTICE") and, within ten (10) Business Days of receipt of the Revocation Notice, the Escrow Agent shall (i) terminate the escrow and (ii) distribute the Escrowed Funds to the Subscriber by check directly to the Subscriber in accordance with the amounts deposited into escrow by such Subscriber.

       (b) The Subscription Agent shall provide the Escrow Agent with written notice of the effectiveness of the Merger (the "NOTICE OF MERGER") within one
(1) Business Day of the date of such effectiveness. In the event that the Merger is effective on or before the date which is sixty (60) days after the date of the Subscription Agreement (the "MERGER DEADLINE"), no later than the fifth
(5th) Business Day following the Escrow Agent's receipt of the Notice of Merger,
(i) the Escrow Agent shall distribute the Escrowed Funds to the Company or as designated by the Company in writing, and (ii) the Company shall direct the transfer agent of the Company to issue and deliver certificates representing the Shares in the name of the Subscriber thereof to the address specified by the Subscriber in the Subscription Agreement.

       (c) In the event that the Merger is not effective on or before the Merger Deadline, no later than the tenth (10th) Business Day after the Merger Deadline the Escrow Agent shall (i) terminate the escrow and (ii) distribute the Escrowed Funds to the Subscriber by check directly to the Subscriber in accordance with the amounts deposited into escrow by such Subscriber.

2.       DUTIES AND RESPONSIBILITIES OF ESCROW AGENT

       2.1. ACCEPTANCE. The Escrow Agent hereby accepts its appointment and agrees to act as escrow agent in accordance with and subject to the terms and conditions of this Escrow Agreement.

       2.2.  LIMITED DUTIES.  The Parties  acknowledge and agree that the Escrow
Agent: (i) shall not be responsible for or bound by, and shall not be required to inquire into whether any Party or other person is entitled to receive the Escrowed Funds or any portion thereof pursuant to the Subscription Agreement, but shall be obligated only for the performance of such duties as are specifically set forth in this Escrow Agreement; (ii) may rely on and shall be protected in acting or refraining from acting upon any written notice,
instruction,   instrument,  statement,  request  or
document furnished to it hereunder and believed by it in good faith to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof; and (iii) may consult counsel satisfactory to it, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be required to inquire into the propriety of the Escrowed Funds deposited hereunder nor shall the Escrow Agent be required to investigate any other matter or arrangement by and among the Parties or any other person.

       2.3. INDEMNITY. The Parties, jointly and severally, hereby agree to indemnify and hold harmless the Escrow Agent and any of its employees or agents against and in respect of any and all claims, suits, actions, proceedings (formal and informal), investigations, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses (including reasonable legal fees and expenses of attorneys chosen by Escrow Agent) as and when incurred arising out of or based upon any act, omission, alleged act, or alleged omission by the Escrow Agent, or its agents, or any other cause, in any case in connection with the acceptance of, or the performance or non-performance by Escrow Agent, or its agents, of any of the Escrow Agent's duties under this Escrow Agreement. The Escrow Agent shall not be liable for any mistake of fact or of law or any error of judgment, or for any act or any omission or act of negligence, other than bad faith, gross negligence or willful misconduct (including fraud), and the Parties waive any such claim against Escrow Agent.
The Escrow Agent's duty is only to the Company or the Parties to this Escrow Agreement and to no other person whomsoever.

       2.4. EXPENSES. The Subscription Agent or the Company, as the case may be, agrees to reimburse the Escrow Agent for its reasonable out-of-pocket expenses (including reasonable counsel fees) incurred in connection with the performance of its duties and responsibilities under this Escrow Agreement.

       2.5. RESIGNATION. If the Escrow Agent shall be unable to act or shall resign as Escrow Agent hereunder, the successor escrow agent shall be a proper entity chosen by Escrow Agent in its sole discretion (the "SUCCESSOR"). Escrow Agent may at any time give written notice of its resignation (the "RESIGNATION NOTICE") to the other parties hereto. Such resignation shall take effect when the Successor accepts in writing its appointment as Successor and receives from Escrow Agent, the Escrowed Funds. If no Successor has been appointed and has accepted the Escrowed Funds within five (5) days after the Resignation Notice is sent, the Subscription Agent and the Subscriber may petition any court of competent jurisdiction for the appointment of a Successor. Such court may thereupon appoint a Successor after Escrow Agent deposits the Escrowed Funds into such court and after such notice, if any, to the other parties hereto as the court may deem proper and prescribe. This Escrow Agreement shall not otherwise be assignable without the prior written consent of the other parties hereto.

       2.6. NO INTEREST. The Escrow Agent does not have and will not have any interest in the Escrowed Funds, but is serving only as stakeholder, having only possession thereof.

       2.7. EXCLUSIVE DUTIES. This Escrow Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Escrow Agreement.

       2.8. COUNSEL. The Parties acknowledge that the Escrow Agent (i) is acting as counsel to the Subscription Agent and (ii) will be acting as counsel to the Company in connection with the transactions contemplated by the Subscription Agreement, and the Parties agree that neither this Escrow Agreement nor the Escrow Agent's duties or actions as escrow agent hereunder shall prohibit the Escrow Agent from acting or continuing to act as legal counsel for the Subscription Agent or the Company, as the case may be, in connection with the transactions contemplated by the Subscription Agreement and/or in connection with any dispute which may arise out of this Escrow Agreement.

3. DISPUTE RESOLUTION

       It is understood and agreed that if any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Escrowed Funds, or any portion thereof, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Escrowed Funds pending receipt of joint written instruction signed by each of the Parties, or (ii) deposit the Escrowed Funds with any court of competent jurisdiction located in the State of New York or any Federal Court located in the State of New York, in which event the Escrow Agent shall give written notice thereof to each of the Parties and thereupon the Escrow Agent shall be relieved and discharged from all further obligations pursuant to this Escrow Agreement. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrowed Funds. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Escrow Agreement or otherwise determines that it is necessary to consult counsel.

4. NOTICES

       Unless otherwise provided, any notice, consent, approval, authorization, waiver or other communication required or permitted under this Escrow Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, on the next business day after delivery to a nationally recognized overnight courier service, upon confirmation of receipt of a facsimile transmission or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the party to be notified at the address or facsimile number indicated below for such party, or at such other address as such party may designate upon written notice to the other parties (except that notice of change of address shall be deemed given upon receipt). A copy of any notice given by the Subscription Agent or the Subscriber to the Escrow Agent pursuant to this Escrow Agreement shall be given simultaneously to the other Party. A copy of any notice given by the Escrow Agent pursuant to this Escrow Agreement to any Party shall be given simultaneously to each other Party.

                  (a) In the case of the Subscription Agent:

                           Pashleth Investment Ltd.
                           #5 - 4360 Agar Drive
                           Richmond, British Columbia
                           V7B 1A3
                           Phone:   (604) 279-0515
                           Fax:     (604) 279-1876
                           Attn:  Joel Dumaresq

                           and with a copy (which shall not constitute notice) to:


                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, NY 10022
                           Phone:   (212) 872-1045
                           Fax:     (212) 407-3245
                           Attn:  Willie E. Dennis, Esq.


                  (b) In the case of the Subscriber, at the address set forth on the signature page hereto,

                  (c)      In the case of the Escrow Agent to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, NY 10022
                           Phone:   (212) 872-1045
                           Fax:     (212) 407-3245
                           Attn:  Willie E. Dennis, Esq.

5.       MISCELLANEOUS

       5.1. ENTIRE AGREEMENT. This Escrow Agreement and the Subscription Agreement between the Subscription Agent and the Subscriber constitute the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous arrangements or understandings with respect thereto, whether written or oral.

       5.2. AMENDMENTS AND WAIVERS. Any term of this Escrow Agreement may be amended and the observance of any term of this Escrow Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the Party against whom such amendment or waiver is sought to be enforced. The duties of the Escrow Agent under this Escrow Agreement may not be altered, amended, modified or revoked except by an instrument in writing executed by the Escrow Agent and each of the Parties.

       5.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the terms and conditions of this Escrow Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Escrow Agreement, express or implied, is intended to confer upon any person or entity other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Escrow Agreement, except as may be expressly provided in this Escrow Agreement.

       5.4. GOVERNING LAW. This Escrow Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

       5.5. SEVERABILITY. If any provision of this Escrow Agreement shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Escrow Agreement, the application of such provision in any other circumstances or to any other party, or the validity or enforceability of this Escrow Agreement.

       5.6. CAPTIONS. The headings and captions used in this Escrow Agreement are used for convenience only and are not to be considered in construing or interpreting this Escrow Agreement.

       5.7. COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       5.8. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Subscription Agent and the Subscriber hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal Court located in the State of New York, each as may have competent jurisdiction, in connection with any action, suit or other proceeding arising out of or relating to this Escrow Agreement or any action taken or omitted hereunder, waive personal service of any summons, complaint or other process and agree that the service thereof may be made by certified or registered mail directed to such person at such person's address for purpose of notice hereunder.

       5.9. JUDGMENTS. The Escrow Agent is hereby expressly authorized to comply with and obey any order, judgment or decree of a court of competent jurisdiction. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the Parties or to any other person, firm, corporation or entity by reason of such compliance, notwithstanding that any such order, judgment or decree may be subsequently reversed, modified, annulled, set aside, vacated or found to have been entered into without jurisdiction.

       5.10. TERMINATION OF ESCROW AGREEMENT. This Escrow Agreement shall terminate and the Escrow Agent shall have no further duties hereunder upon the earlier to occur of (a) the termination of the Subscription Agreement or (b) the distribution of all of the Escrowed Funds pursuant to the terms and conditions hereof.

                            [SIGNATURE PAGE FOLLOWS]

       IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

SUBSCRIPTION AGENT:

PASHLETH INVESTMENTS LTD., on behalf of the Company


By: _____________________________________________

Name:____________________________________________

Title:___________________________________________


ESCROW AGENT

Akin, Gump, Strauss, Hauer & Feld, LLP

         By:
            _____________________________________
         Name:
              ___________________________________

SUBSCRIBER:

________________________________________________
Name:
Address: